Exhibit 99.1

For Information Contact
At Greater Bay Bancorp:	At Silverman Heller Associates:
Byron A. Scordelis, President and CEO	Philip Bourdillon/Gene Heller
(650) 838-6101	(310) 208-2550
James S. Westfall, EVP and CFO
(650) 838-6108

FOR IMMEDIATE RELEASE

GREATER BAY BANCORP ANNOUNCES REPAYMENT OF LARGE LOANS,

REVISION OF ITS PREVIOUSLY DISCLOSED 2005 FINANCIAL RESULTS

AND NOTICE OF LATE FILING OF ITS FORM 10-K

EAST PALO ALTO, Calif., March 17, 2006 – For the period ended December 31, 2005, Greater Bay Bancorp (Nasdaq:GBBK), a $7.1 billion in assets financial services holding company, previously reported non-performing assets of $68.2 million which included a single borrower relationship totaling $33.3 million. Subsequent to quarter-end and as disclosed in its earnings release dated February 1, 2006, the Company received a payment of $4.3 million which was fully applied to principal owed.

Since that disclosure, the Company has received an additional principal payment of $32.5 million which retired this borrower’s indebtedness to the Company. In an unrelated transaction, the Company also recently received full repayment of a large performing loan from another client which had the effect of reducing the pool analysis component of the Company’s loan loss reserve.

Although received after the quarter’s end, the payoffs of these loans were both determined to represent subsequent events which provided additional evidence concerning the realizability of these loans as of December 31, 2005. Accordingly, the carrying value of these loans as of December 31, 2005 has been adjusted to reflect their payoff value. The effect of this adjustment is as follows:

•	Net income for the quarter ended December 31, 2005 has been adjusted upward from $22.8 million to $27.5 million, or a revised level of $0.48 per diluted common share ($0.51 per basic common share), from the previously announced $0.39 per diluted common share (or $0.42 per basic common share).

•	Net income for the year ended December 31, 2005 has been adjusted upward from $92.6 million to $97.2 million, or a revised level of $1.64 per diluted common share ($1.77 per basic common share), from the previously announced $1.55 per diluted common share ($1.68 per basic common share).

Greater Bay Bancorp Announces Repayment of Large Loans, Revision of its

Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

•	The provision for credit losses for the fourth quarter of 2005 has been adjusted downward from a negative $2.6 million to a revised level of a negative $10.5 million. For the year ended December 31, 2005, the resulting revised provision level is a negative $13.3 million, rather than the previously announced negative $5.4 million.

•	The reported allowance for loan and lease losses as of December 31, 2005 has been adjusted downward from the previously announced $86.6 million to a revised level of $82.2 million.

•	Net charge-offs for the fourth quarter of 2005 have been adjusted downward from the previously reported level of $4.7 million (or 0.40% of average loans, annualized) to a revised level of $1.2 million (or 0.10% of average loans annualized). For the year ended December 31, 2005, the resulting revised net charge-off level is $11.3 million (or 0.24% of average loans), rather than the previously announced $14.8 million (or 0.32% of average loans).

•	Non-performing assets have been correspondingly revised upward by an amount equal to the net charge-off adjustment from an originally reported $68.2 million to a revised level of $71.7 million.

The impact of the combined payments totaling $36.8 million on the previously referenced non-performing relationship will be reflected as a reduction in the Company’s non-performing assets for the period ending March 31, 2006.

“Although necessitating a revision to our previously released financial results, we are clearly pleased with the outcome of these transactional matters,” stated Byron A. Scordelis, President and Chief Executive Officer of Greater Bay Bancorp. “The single non-performing relationship constituted more than fifty percent of that category total at year-end. While unanticipated with respect to its timing, the payoff of that obligation represents the culmination of an extended and diligent collection effort. We believe that the successful resolution of these loans provides enhanced clarity with respect to our credit metrics, our core credit disciplines, and the virtue of our relationship banking model,” he concluded.

In a separate matter, the Company today filed Form 12b-25 to extend the time for the filing of its Form 10-K for the fiscal year ended December 31, 2005. The reason for the extension is to allow additional time to complete the Company’s final validation of its consolidated statements of cash flows and to finalize management’s assessment of the Company’s internal control over financial reporting. Management expects to file the 2005 Form 10-K on or before March 31, 2006.

“While our books for the year remain open during this extended period, our present expectation is that our focus will be upon items related to our statements of cash flows. This review is specifically directed to categorizations within this statement. We do not currently anticipate any impact upon our consolidated statements of operations, balance sheets, or statements of shareholders’ equity for any period,” commented James S. Westfall, Executive Vice President and Chief Financial Officer.

Greater Bay Bancorp Announces Repayment of Large Loans, Revision of its

Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

About Greater Bay Bancorp

Greater Bay Bancorp, a diversified financial services holding company, provides community banking services in the Greater San Francisco Bay Area through Greater Bay Bank, N.A.’s community banking organization, including Bank of Petaluma, Bank of Santa Clara, Bay Area Bank, Bay Bank of Commerce, Coast Commercial Bank, Cupertino National Bank, Golden Gate Bank, Mid-Peninsula Bank, Mt. Diablo National Bank, Peninsula Bank of Commerce and San Jose National Bank. Nationally, Greater Bay Bancorp provides specialized leasing and loan services through its specialty finance group, which includes Matsco, CAPCO and Greater Bay Capital. ABD Insurance and Financial Services, the Company’s insurance brokerage subsidiary, provides commercial insurance brokerage, employee benefits consulting and risk management solutions to business clients throughout the United States.

Safe Harbor

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the completion of the Company’s evaluation of its cash flow statements and internal control environment, completion of its 2005 Annual Report on Form 10-K by March 31 2006 and its expectation that such evaluation will not impact its statements of operations, balance sheets or statements of shareholders’ equity. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to, the timely completion of the evaluations describe above. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

For additional information and press releases about Greater Bay Bancorp, visit the Company’s website at http://www.gbbk.com.

[Revised Financial Tables Follow]

#    #    #

Greater Bay Announces Revision to its Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

GREATER BAY BANCORP

DECEMBER 31, 2005 - FINANCIAL SUMMARY (UNAUDITED)

(Dollars and shares in 000’s, except per share data)

SELECTED QUARTERLY CONSOLIDATED OPERATING DATA:

	Fourth Quarter 2005	Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004
Interest income	$102,225	$100,710	$96,050	$91,798	$92,576
Interest expense	34,478	32,714	30,625	25,756	24,473

Net interest income before provision for credit losses	67,747	67,996	65,425	66,042	68,103
Provision for credit losses	(10,491)	(3,352)	2,252	(1,678)	213

Net interest income after provision for credit losses	78,238	71,348	63,173	67,720	67,890

Non-interest income:
Insurance commissions and fees	37,071	39,974	39,223	38,122	29,727
Rental revenues on operating leases	4,906	4,901	4,463	4,032	3,500
Service charges and other fees	2,533	2,496	2,869	2,550	2,611
Loan and international banking fees	1,919	1,663	2,113	2,013	1,094
Trust fees	1,101	1,074	1,060	1,066	1,041
Gain on sale of loans	172	100	111	95	1,315
Gain on sale of securities, net	—	43	9	290	1,636
Other income	5,307	4,238	4,393	2,025	3,796

Total non-interest income	53,009	54,489	54,241	50,193	44,720

Operating expenses:
Compensation and benefits	51,455	50,745	48,172	50,285	42,442
Occupancy and equipment	11,285	11,278	11,148	10,412	11,984
Legal costs and other professional	5,295	4,671	3,198	4,851	6,441
Depreciation - equipment leased to others	4,013	4,108	3,735	3,370	2,941
Amortization of intangibles	1,835	1,886	2,072	2,083	2,072
Other expenses	12,476	11,936	12,805	12,947	12,601

Total operating expenses	86,359	84,624	81,130	83,948	78,481

Income before provision for income taxes	44,888	41,213	36,284	33,965	34,129
Provision for income taxes	17,433	15,626	13,609	12,455	13,050

Net income	$27,455	$25,587	$22,675	$21,510	$21,079

EARNINGS PER SHARE DATA:
Earnings per common share (1)
Basic	$0.51	$0.47	$0.41	$0.38	$0.38
Diluted	$0.48	$0.44	$0.38	$0.34	$0.33

Weighted average common shares outstanding	50,251	50,698	50,843	51,135	51,060
Weighted average common & common equivalent shares outstanding	53,370	54,010	55,573	58,184	58,924

GAAP ratios
Return on quarterly average assets, annualized	1.53%	1.41%	1.28%	1.25%	1.18%
Return on quarterly average common shareholders’ equity, annualized	16.25%	15.13%	13.68%	13.03%	12.69%
Return on quarterly average total equity, annualized	14.09%	13.12%	11.84%	11.28%	11.14%
Net interest margin, annualized (2)	4.37%	4.35%	4.27%	4.44%	4.36%
Operating expense ratio, annualized (3)	4.81%	4.67%	4.60%	4.89%	4.39%
Efficiency ratio (4)	71.52%	69.09%	67.80%	72.22%	69.56%

NON-GAAP ratios
Efficiency ratio (excluding ABD) (5)	62.70%	60.12%	60.79%	68.86%	60.80%

(1)    The following table provides the detailed calculation of basic and diluted earnings per common share. The Company’s outstanding convertible preferred stock was antidilutive for all periods presented.

Net income as reported	$27,455	$25,587	$22,675	$21,510	$21,079
Less: dividends on convertible preferred stock	(1,825)	(1,834)	(1,841)	(1,840)	(1,653)

(A) Net income available to common shareholders	25,630	23,753	20,834	19,670	19,426
Add: CODES interest and other related income/(loss), net of taxes	(99)	76	111	179	190

(B) Net income available to common shareholders including CODES	$25,531	$23,829	$20,945	$19,849	$19,616

(C) Weighted average common shares outstanding	50,251	50,698	50,843	51,135	51,060
Weighted average common equivalent shares:
Stock options	939	878	1,062	1,094	1,548
CODES due 2024	2,180	2,426	3,653	5,940	6,301
CODES due 2022	—	8	15	15	15

(D) Total weighted average common & common equivalent shares outstanding	53,370	54,010	55,573	58,184	58,924

(A)/(C) Earnings per common share - basic	$0.51	$0.47	$0.41	$0.38	$0.38
(B)/(D) Earnings per common share - diluted	$0.48	$0.44	$0.38	$0.34	$0.33

(2) Net interest income for the period, annualized and divided by average quarterly interest earning assets. Non accrual loans are excluded from the average balances.
(3) Total operating expenses for the period, annualized and divided by average quarterly assets.
(4) Total operating expenses divided by total revenue (the sum of net interest income and non-interest income, excluding provision for credit losses).
(5) Total operating expenses less ABD operating expenses divided by total revenue less ABD revenue. The following table provides the information for calculating the efficiency ratio excluding ABD:
Revenue (excluding ABD)	$83,614	$81,796	$80,190	$77,744	$82,537
Operating expenses (excluding ABD)	$52,422	$49,174	$48,750	$53,535	$50,181

Greater Bay Announces Revision to its Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

GREATER BAY BANCORP

DECEMBER 31, 2005 - FINANCIAL SUMMARY (UNAUDITED)

(Dollars and shares in 000’s, except per share data)

SELECTED CONSOLIDATED OPERATING DATA FOR THE TWELVE MONTH PERIODS:

	12 Months Ended December 31,
	2005	2004
Interest income	$390,783	$376,499
Interest expense	123,573	90,876

Net interest income before provision for credit losses	267,210	285,623
Provision for credit losses	(13,269)	5,521

Net interest income after provision for credit losses	280,479	280,102

Non-interest income:
Insurance commissions and fees	154,390	130,500
Rental revenues on operating leases	18,302	11,549
Service charges and other fees	10,448	10,457
Loan and international banking fees	7,708	7,045
Trust fees	4,301	3,838
Gain on sale of loans	478	2,481
Gain on sale of securities, net	342	8,370
Other income	15,963	12,345

Total non-interest income	211,932	186,585

Operating expenses:
Compensation and benefits	200,657	182,162
Occupancy and equipment	44,123	44,010
Legal costs and other professional	18,015	20,910
Depreciation - equipment leased to others	15,226	9,647
Amortization of intangibles	7,876	8,286
Other expenses	50,164	49,300

Total operating expenses	336,061	314,315

Income before provision for income taxes	156,350	152,372
Provision for income taxes	59,123	59,453

Net income	$97,227	$92,919

EARNINGS PER SHARE DATA:
Earnings per common share (1)
Basic	$1.77	$1.68
Diluted	$1.64	$1.50

Weighted average common shares outstanding	50,730	51,468
Weighted average common & common equivalent shares outstanding	55,058	57,881

GAAP ratios
Return on YTD average assets	1.37%	1.25%
Return on YTD average common shareholders’ equity	14.54%	14.21%
Return on YTD average total equity	12.59%	12.45%
Net interest margin (2)	4.35%	4.35%
Operating expense ratio (3)	4.74%	4.22%
Efficiency ratio (4)	70.14%	66.56%

NON-GAAP ratios
Efficiency ratio (excluding ABD) (5)	63.05%	59.31%

____________

(1)    The following table provides the detailed calculation of basic and diluted earnings per common share. The Company’s outstanding convertible preferred stock was antidilutive for all periods presented.

Net income as reported	$97,227	$92,919
Less: dividends on convertible preferred stock	(7,340)	(6,613)

(A) Net income available to common shareholders	89,887	86,306
Add: CODES interest and other related income, net of taxes	267	584

(B) Net income available to common shareholders including CODES	$90,154	$86,890

(C) Weighted average common shares outstanding	50,730	51,468
Weighted average common equivalent shares:
Stock options	1,017	1,526
CODES due 2024	3,302	4,872
CODES due 2022	9	15

(D) Total weighted average common & common equivalent shares outstanding	55,058	57,881

(A)/(C) Earnings per common share - basic	$1.77	$1.68
(B)/(D) Earnings per common share - diluted	$1.64	$1.50

(2) Net interest income for the period and divided by YTD average interest earning assets. Non accrual loans are excluded from the average balances.
(3) Total operating expenses for the period and divided by YTD average assets.
(4) Total operating expenses divided by total revenue (the sum of net interest income and non-interest income, excluding provision for credit losses).
(5) Total operating expenses less ABD operating expenses divided by total revenue less ABD revenue. The following table provides the information for calculating the efficiency ratio excluding ABD:
Revenue (excluding ABD)	$323,344	$340,164
Operating expenses (excluding ABD)	$203,881	$201,751

Greater Bay Announces Revision to its Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

GREATER BAY BANCORP

DECEMBER 31, 2005 - FINANCIAL SUMMARY (UNAUDITED)

(Dollars in 000’s)

SELECTED CONSOLIDATED FINANCIAL CONDITION DATA AND RATIOS:

	Dec 31 2005	Sept 30 2005	Jun 30 2005	Mar 31 2005	Dec 31 2004

Cash and Due From Banks	$152,153	$153,284	$190,048	$213,806	$171,657
Fed Funds Sold	—	20,000	10,000	—	—
Securities	1,493,584	1,487,935	1,583,662	1,592,120	1,602,268
Loans:
Commercial (1)	2,067,873	2,020,656	2,040,289	2,028,492	1,988,465
Term Real Estate – Commercial	1,389,329	1,432,939	1,493,890	1,540,496	1,597,756

Total Commercial (1)	3,457,202	3,453,595	3,534,179	3,568,988	3,586,221
Real Estate Construction and Land	644,883	609,969	543,117	499,817	479,113
Residential Mortgage	266,263	258,268	260,453	71,004	22,982
Real Estate Other	263,164	261,969	277,847	250,977	268,755
Consumer and Other	108,833	115,593	137,827	129,859	145,065
Deferred Fees and Discounts, Net	(12,376)	(12,681)	(12,939)	(13,239)	(13,902)

Total Loans, Net of Deferred Fees and Discounts (1)	4,727,969	4,686,713	4,740,484	4,507,406	4,488,234
Allowance for Loan and Lease Losses	(82,159)	(92,857)	(98,487)	(99,355)	(107,517)

Total Loans, Net (1)	4,645,810	4,593,856	4,641,997	4,408,051	4,380,717
Goodwill	243,289	236,511	236,211	212,077	212,432
Other Intangible Assets	49,741	51,739	53,785	36,986	39,228
Other Assets	536,392	529,983	550,402	539,423	544,869

Total Assets (1)	$7,120,969	$7,073,308	$7,266,105	$7,002,463	$6,951,171

Deposits:
Demand, Non-Interest Bearing	$1,093,157	$1,066,536	$1,091,208	$1,065,004	$1,052,272
NOW, MMDA and Savings	3,000,647	3,003,159	2,955,343	3,193,558	3,263,716
Time Deposits, $100,000 and Over	741,682	750,406	696,740	602,432	647,531
Other Time Deposits	223,053	195,315	136,008	134,749	139,320

Total Deposits	5,058,539	5,015,416	4,879,299	4,995,743	5,102,839

Other Borrowings	797,802	813,006	1,117,285	775,361	578,664
Subordinated Debt	210,311	210,311	210,311	210,311	210,311
Other Liabilities (1)	265,607	252,510	275,417	249,170	283,670

Total Liabilities (1)	6,332,259	6,291,243	6,482,312	6,230,585	6,175,484

Preferred Stock of Real Estate Investment Trust Subsidiaries	12,699	12,658	12,617	12,577	12,621

Convertible Preferred Stock	103,387	102,706	103,366	103,569	103,816
Common Shareholders’ Equity	672,624	666,701	667,810	655,732	659,250

Total Equity	776,011	769,407	771,176	759,301	763,066

Total Liabilities and Total Equity (1)	$7,120,969	$7,073,308	$7,266,105	$7,002,463	$6,951,171

RATIOS:

Loan Growth, current quarter to prior year quarter	5.34%	4.31%	6.40%	1.26%	-1.55%
Loan Growth, current quarter to prior quarter, annualized	3.49%	-4.50%	20.74%	1.73%	-0.43%
Loan Growth, YTD	5.34%	5.91%	11.33%	1.73%	-1.55%

Core Loan Growth, current quarter to prior year quarter (2)	0.57%	-1.13%	0.75%	-0.34%	-2.05%
Core Loan Growth, current quarter to prior quarter, annualized (2)	4.30%	-4.09%	4.73%	-2.62%	-2.46%
Core Loan Growth, YTD (2)	0.57%	-0.68%	1.06%	-2.62%	-2.05%

Deposit Growth, current quarter to prior year quarter	-0.87%	-3.47%	-8.06%	-3.58%	-3.95%
Deposit Growth, current quarter to prior quarter, annualized	3.41%	11.07%	-9.35%	-8.51%	-7.10%
Deposit Growth, YTD	-0.87%	-2.29%	-8.83%	-8.51%	-3.95%

Core Deposit Growth, current quarter to prior year quarter (3)	-5.03%	-6.45%	-9.21%	-0.04%	5.33%
Core Deposit Growth, current quarter to prior quarter, annualized (3)	-1.02%	2.02%	-16.23%	-5.18%	-6.94%
Core Deposit Growth, YTD (3)	-5.03%	-6.40%	-10.63%	-5.18%	5.33%

Revenue Growth, current quarter to prior year quarter	7.03%	3.77%	0.98%	-5.38%	-2.53%
Revenue Growth, current quarter to prior quarter, annualized	-5.60%	9.35%	11.84%	12.26%	-17.56%

Net Interest Income Growth, current quarter to prior year quarter	-0.52%	-3.23%	-8.98%	-12.38%	-9.46%
Net Interest Income Growth, current quarter to prior quarter, annualized	-1.45%	15.59%	-3.75%	-12.27%	-12.25%

(1)	Amounts presented prior to the fourth quarter of 2005 have been reclassified to conform with the current presentation.
(2)	Core loans calculated as total loans less purchased residential mortgage loans.
(3)	Core deposits calculated as total deposits less institutional and brokered time deposits.

Greater Bay Announces Revision to its Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

GREATER BAY BANCORP

DECEMBER 31, 2005 - FINANCIAL SUMMARY (UNAUDITED)

(Dollars in 000’s)

SELECTED AVERAGE BALANCE SHEET AND YIELD DATA:

	Three months ended
	December 31, 2005			September 30, 2005			December 31, 2004
	Average balance (1)	Interest	Average yield / rate	Average balance (1)	Interest	Average yield / rate	Average balance (1)	Interest	Average yield / rate
INTEREST-EARNING ASSETS:
Fed funds sold	$74,740	$716	3.80%	$45,033	$384	3.38%	$103,806	$474	1.82%
Other short-term securities	11,245	45	1.58%	11,923	59	1.97%	3,369	21	2.53%
Securities:
Taxable	1,374,102	14,862	4.29%	1,446,354	15,118	4.15%	1,588,942	16,774	4.20%
Tax-exempt (2)	80,793	991	4.87%	82,724	1,015	4.87%	85,346	1,084	5.05%
Loans (3)	4,604,029	85,611	7.38%	4,616,593	84,135	7.23%	4,434,865	74,222	6.66%

Total interest-earning assets	6,144,909	102,225	6.60%	6,202,625	100,710	6.44%	6,216,328	92,576	5.92%
Noninterest-earning assets	975,192	—		985,764	—		852,410	—

Total assets	$7,120,101	102,225		$7,188,389	100,710		$7,068,738	92,576

INTEREST-BEARING LIABILITIES:
Deposits:
MMDA, NOW and Savings	$3,111,275	14,841	1.89%	$3,004,193	13,042	1.72%	$3,379,322	12,150	1.43%
Time deposits over $100,000	741,859	6,466	3.46%	729,040	5,562	3.03%	677,813	3,205	1.88%
Other time deposits	194,054	1,376	2.81%	180,933	1,172	2.57%	146,052	647	1.76%

Total interest-bearing deposits	4,047,188	22,682	2.22%	3,914,167	19,776	2.00%	4,203,188	16,001	1.51%
Short-term borrowings	171,801	1,870	4.32%	350,989	3,290	3.72%	192,902	1,696	3.50%
CODES	87,500	117	0.53%	93,304	131	0.56%	241,307	326	0.54%
Subordinated debt	210,311	4,504	8.50%	210,311	4,446	8.39%	210,311	4,250	8.04%
Other long-term borrowings	456,962	5,304	4.61%	417,583	5,071	4.82%	156,772	2,199	5.58%

Total interest-bearing liabilities	4,973,762	34,478	2.75%	4,986,354	32,714	2.60%	5,004,480	24,473	1.95%
Noninterest-bearing deposits	1,086,424			1,133,089			1,092,390
Other noninterest-bearing liabilities	274,391			282,410			206,357
Preferred stock of real estate investment trust subsidiaries	12,674			12,634			12,598
Shareholders’ equity	772,848			773,902			752,914

Total shareholders’ equity and liabilities	$7,120,101	34,478		$7,188,389	32,714		$7,068,738	24,473

Net interest income		$67,747			$67,996			$68,103

Net interest margin(4)			4.37%			4.35%			4.36%

(1)	Nonaccrual loans are excluded from the average balance.
(2)	Tax equivalent yields earned on the tax-exempt securities are 7.25%, 7.27% and 7.60% for the three months ended December 31,2005, September 30, 2005, and December 31, 2004, respectively, using the federal statutory tax rate of 35%.
(3)	Amortization of deferred loan fees, net of the amortization of deferred costs, resulted in an increase (decrease) of interest income on loans by $580,000, $841,000, and $340,000 for the three months ended December 31, 2005, September 30, 2005 and December 31, 2004, respectively.
(4)	Net interest margin during the period equals (a) the difference between interest income on interest-earning assets and the interest expense on interest-bearing liabilities, divided by (b) average interest-earning assets for the period, annualized.

Greater Bay Announces Revision to its Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

GREATER BAY BANCORP

DECEMBER 31, 2005 - FINANCIAL SUMMARY (UNAUDITED)

(Dollars in 000’s)

SELECTED AVERAGE BALANCE SHEET AND YIELD DATA:

	For the twelve months ended:
	December 31, 2005			December 31, 2004
	Average balance (1)	Interest	Average yield / rate	Average balance (1)	Interest	Average yield / rate
INTEREST-EARNING ASSETS:
Fed funds sold	$47,555	$1,505	3.16%	$95,626	$1,128	1.18%
Other short-term securities	8,906	155	1.74%	3,014	58	1.92%
Securities:
Taxable	1,453,524	62,042	4.27%	1,935,532	81,142	4.19%
Tax-exempt (2)	83,201	3,983	4.79%	88,115	4,435	5.03%
Loans (3)	4,545,371	323,097	7.11%	4,441,083	289,736	6.52%

Total interest-earning assets	6,138,556	390,783	6.37%	6,563,370	376,499	5.74%
Noninterest-earning assets	951,042	—		886,023	—

Total assets	$7,089,599	390,783		$7,449,392	376,499

INTEREST-BEARING LIABILITIES:
Deposits:
MMDA, NOW and Savings	$3,125,467	54,437	1.74%	$3,251,418	38,413	1.18%
Time deposits over $100,000	682,213	19,640	2.88%	434,897	7,417	1.71%
Other time deposits	162,352	4,001	2.46%	530,316	7,635	1.44%

Total interest-bearing deposits	3,970,032	78,078	1.97%	4,216,631	53,465	1.27%
Short-term borrowings	297,561	10,741	3.61%	538,690	10,266	1.91%
CODES	137,585	749	0.54%	210,990	1,566	0.74%
Subordinated debt	210,311	17,639	8.39%	210,311	17,754	8.44%
Other long-term borrowings	333,454	16,367	4.91%	206,133	7,825	3.80%

Total interest-bearing liabilities	4,948,943	123,573	2.50%	5,382,755	90,876	1.69%
Noninterest-bearing deposits	1,088,927			1,058,253
Other noninterest-bearing liabilities	267,021			250,000
Preferred stock of real estate investment trust subsidiaries	12,618			12,273
Shareholders’ equity	772,089			746,111

Total shareholders’ equity and liabilities	$7,089,599	123,573		$7,449,392	90,876

Net interest income		$267,210			$285,623

Net interest margin(4)			4.35%			4.35%

(1)	Nonaccrual loans are excluded from the average balance.
(2)	Tax equivalent yields earned on the tax-exempt securities are 7.15% and 7.59% for the twelve months ended December 31,2005 and December 31, 2004, respectively, using the federal statutory tax rate of 35%.
(3)	Amortization of deferred loan fees, net of the amortization of deferred costs, resulted in an increase (decrease) of interest income on loans by $1.4 million and $514,000 for the twelve months ended December 31, 2005 and December 31, 2004, respectively.
(4)	Net interest margin during the period equals (a) the difference between interest income on interest-earning assets and the interest expense on interest-bearing liabilities, divided by (b) average interest-earning assets for the period.

Greater Bay Announces Revision to its Previously Disclosed 2005 Financial Results and Notice of Late Filing of its Form 10-K

March 17, 2006

GREATER BAY BANCORP

DECEMBER 31, 2005 - FINANCIAL SUMMARY (UNAUDITED)

(Dollars and shares in 000’s, except per share data)

SELECTED CONSOLIDATED CREDIT QUALITY DATA:

	Dec 31 2005	Sept 30 2005	Jun 30 2005	Mar 31 2005	Dec 31 2004
Nonperforming Assets (1)
Commercial	$7,650	$5,495	$7,122	$8,213	$11,586
Real Estate Term and Construction	42,068	43,621	57,404	26,591	19,608
SBA	6,497	7,612	7,421	6,752	1,876
Venture Banking Group	—	—	—	24	806
Specialty Finance	10,375	11,382	8,034	10,816	9,835
Other	4,504	3,821	8,105	189	—

Total Nonperforming Loans (2)	$71,094	$71,931	$88,086	$52,585	$43,711
OREO	—	—	—	—	—
Other Nonperforming Assets	631	1,153	495	840	569

Total Nonperforming Assets (1)	$71,725	$73,084	$88,581	$53,425	$44,280

Net Loan Charge-Offs (Recoveries) (3)	$1,207	$3,098	$3,476	$3,511	$4,563

Ratio of Allowance for Loan and Lease Losses to:
End of Period Loans (4)	1.73%	1.98%	2.07%	2.20%	2.39%
Total Nonaccrual Loans	115.56%	129.09%	111.81%	188.94%	245.97%

Ratio of Provision for Credit Losses to Average Loans, annualized (4)	-0.89%	-0.28%	0.20%	-0.15%	0.02%

Total Nonperforming Loans to Total Loans (4)	1.50%	1.53%	1.86%	1.17%	0.97%
Total Nonperforming Assets to Total Assets (4)	1.01%	1.03%	1.22%	0.76%	0.64%

Ratio of Quarterly Net Loan Charge-offs to Average Loans, annualized (4)	0.10%	0.26%	0.30%	0.32%	0.41%
Ratio of YTD Net Loan Charge-offs to YTD Average Loans (4)	0.24%	0.29%	0.31%	0.32%	0.39%

(1)	Nonperforming assets include nonperforming loans, Other Real Estate Owned and other nonperforming assets.
(2)	Nonperforming loans are defined as loans which are on nonaccrual status.
(3)	Net loan charge-offs are loan charge-offs net of recoveries.
(4)	Amounts presented prior to the fourth quarter of 2005 have been reclassified to conform with the current presentation.

SELECTED QUARTERLY CAPITAL RATIOS AND DATA:

	Dec 31 2005	Sept 30 2005	Jun 30 2005	Mar 31 2005	Dec 31 2004
Tier 1 Leverage ratio	10.41%	10.23%	10.30%	10.98%	10.67%
Tier 1 Risk-Based Capital ratio	12.01%	12.25%	11.96%	13.08%	13.01%
Total Risk-Based Capital ratio	13.26%	13.51%	13.22%	14.34%	14.27%
Total Equity to Assets ratio	10.90%	10.88%	10.61%	10.84%	10.98%

Tier I Capital	$708,563	$702,030	$695,108	$733,387	$727,319
Total Risk-based Capital	$782,525	$774,044	$768,187	$803,966	$797,788
Risk Weighted Assets	$5,900,425	$5,730,710	$5,810,227	$5,605,961	$5,591,535

NON-GAAP RATIOS (1):

Tangible Total Equity to Tangible Assets - End of Period	7.07%	7.09%	6.90%	7.56%	7.63%
Tangible Common Book Value Per Common Share - End of Period (2)	$7.61	$7.51	$7.44	$7.97	$7.96

Common Book Value Per Common Share - End of Period (3)	$13.48	$13.22	$13.16	$12.85	$12.88
Total Common Shares Outstanding - End of Period	49,906	50,425	50,756	51,046	51,179
(1) The following table provides a reconciliation of Total Equity to Tangible Total Equity and Total Assets to Tangible Assets:

Common Shareholders’ Equity	$672,624	$666,701	$667,810	$655,732	$659,250
Convertible Preferred Stock	103,387	102,706	103,366	103,569	103,816

Total Equity	776,011	769,407	771,176	759,301	763,066
Less: Goodwill and Other Intangible Assets	(293,030)	(288,250)	(289,996)	(249,063)	(251,660)

Tangible Total Equity	$482,981	$481,157	$481,180	$510,238	$511,406

Total Assets	$7,120,969	$7,073,308	$7,266,105	$7,002,463	$6,951,171
Less: Goodwill and Other Intangible Assets	(293,030)	(288,250)	(289,996)	(249,063)	(251,660)

Tangible Assets	$6,827,939	$6,785,058	$6,976,109	$6,753,400	$6,699,511

(2)	Computed as Common Shareholders’ Equity, less Goodwill and Other Intangible Assets divided by Total Common Shares outstanding.
(3)	Computed as Common Shareholders’ Equity divided by Common Shares outstanding - end of period.